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                                                                   Exhibit-10.7
                                  June 7, 2000



Jonathan Block, Esq.
General Counsel
Salem Communications Corp.
4880 Santa Rosa Road
Suite 300
Camarillo, California  93012

                  RE: ASSET EXCHANGE AGREEMENT BY AND AMONG COX RADIO, INC., CXR HOLDINGS, INC., SALEM COMMUNICATIONS CORPORATION AND SOUTH TEXAS BROADCASTING, INC., DATED AS OF MAY 31, 2000, AS AMENDED (THE "ASSET EXCHANGE AGREEMENT")

Dear Mr. Block:

         This letter is provided in connection with the above-referenced Asset Exchange Agreement. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Asset Exchange Agreement.

         The parties hereby agree to amend the Asset Exchange Agreement as follows:

         1. REPRESENTATIONS AND WARRANTIES OF COX. Section 5 of the Asset Exchange Agreement is hereby amended to include the following new Section 5.16:

                  5.16 QUALIFICATION. Cox is qualified under the Act and the rules, regulations and policies of the FCC to control the Salem FCC Licenses.

         2. REPRESENTATIONS AND WARRANTIES OF SALEM. Section 7 of the Asset Exchange Agreement is hereby amended to include the following new Section 7.16:

                  7.16 FCC QUALIFICATION. Salem is qualified under the Act and the rules, regulations and policies of the FCC to control the Cox FCC Licenses and the RRC FCC Licenses.

         Please indicate your agreement to the foregoing by signing in the space provided below.


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Jonathan Block, Esq.
June 7, 2000
Page 2

         This letter agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.


                                              Very truly yours,

                                              COX RADIO, INC.



                                              By:
                                                  -----------------------------
                                                       Maritza C. Pichon
                                                       Chief Financial Officer


                                              CXR HOLDINGS, INC.



                                              By:
                                                  -----------------------------

                                                       Richard F. Klumpp
                                                       Assistant Secretary

ACCEPTED AND AGREED:

SALEM COMMUNICATIONS CORPORATION
SOUTH TEXAS BROADCASTING, INC.



By:
    -------------------------------------
    Name:
    Title:


cc: James P. Riley, Esq.
    Kevin F. Reed, Esq.